   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 11, 2003


                                                     REGISTRATION NO. 333-106838
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                         PRE-EFFECTIVE AMENDMENT NO. 3

                                       TO

                                   FORM S-11
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

             CORPORATE PROPERTY ASSOCIATES 16 - GLOBAL INCORPORATED (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS GOVERNING INSTRUMENT)

                              50 ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10020
                                 (212) 492-1100
   (ADDRESS INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                    REGISTRANTS PRINCIPAL EXECUTIVE OFFICES)

                             ---------------------

                                 WM. POLK CAREY
             CORPORATE PROPERTY ASSOCIATES 16 - GLOBAL INCORPORATED
                              50 ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10020
                                 (212) 492-1100
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                             ---------------------

                                    COPY TO:

                          MICHAEL B. POLLACK, ESQUIRE
                                 REED SMITH LLP
                   2500 ONE LIBERTY PLACE, 1650 MARKET STREET
                        PHILADELPHIA, PENNSYLVANIA 19103
                             ---------------------

    Approximate date of commencement of proposed sale to the public: As soon as possible after effectiveness of the Registration Statement.

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
---------------.

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
---------------.

    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
---------------.


    If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]


(1) Represents shares issuable pursuant to the registrant's Distribution Reinvestment and Share Purchase Plan.

    WE HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL WE SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON THE DATE THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), DETERMINES.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II


                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 36.  FINANCIAL STATEMENTS AND EXHIBITS.


     (a)     Exhibits



EXHIBIT NO                              EXHIBIT
----------                              -------
    3.1(1)    Articles of Incorporation of CPA(R):16 - Global
    3.2(1)    Bylaws of CPA(R):16 - Global
    4.1(1)    2003 Distribution Reinvestment and Stock Purchase Plan
    5.1(1)    Form of Opinion of Reed Smith LLP as to legality of
              securities issued
    8.1(1)    Form of Opinion of Reed Smith LLP as to certain tax matters
    8.2(1)    Form of Opinion of Reed Smith LLP as to certain ERISA
              matters
   10.1(1)    Form of Selected-Dealer Agreement
   10.2(1)    Form of Escrow Agreement
   10.3(1)    Form of Selected Investment Advisor Agreement
   10.4(1)    Form of Sales Agency Agreement
   10.5(1)    Advisory Agreement
   10.6(1)    Form of Wholesaling Agreement
   21.1(1)    Subsidiaries of the Registrant
   23.1(1)    Consent of PricewaterhouseCoopers LLP
   99.1       Consent of Ibbotson Associates, Inc.


---------------

(1) Previously filed.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-11 and has duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, state of New York, on December 11, 2003.


                                       CORPORATE PROPERTY ASSOCIATES
                                         16 - GLOBAL INCORPORATED

                                       By: /s/ SUSAN C. HYDE
                                         ---------------------------------------
                                           Susan C. Hyde
                                           Executive Director and Secretary


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.





Wm. Polk Carey          Chairman of the Board and Director of                             *
                        the Registrant (Principal Executive      ---------------------------------------------------
                        Officer)                                                    Wm. P. Carey
                                                                                  December 11, 2003


Gordon F. DuGan         Vice-Chairman and Co-Chief Executive                              *
                        Officer of the Registrant                ---------------------------------------------------
                                                                                   Gordon F. DuGan
                                                                                  December 11, 2003


Francis X. Diebold III  Director of the Registrant                                        *
                                                                 ---------------------------------------------------
                                                                               Francis X. Diebold III
                                                                                  December 11, 2003


Elizabeth P. Munson     Director of the Registrant                                        *
                                                                 ---------------------------------------------------
                                                                                 Elizabeth P. Munson
                                                                                  December 11, 2003


Warren G. Wintrub       Director of the Registrant                                        *
                                                                 ---------------------------------------------------
                                                                                  Warren G. Wintrub
                                                                                  December 11, 2003


John J. Park            Managing Director and Chief Financial                             *
                        Officer                                  ---------------------------------------------------
                                                                                    John J. Park
                                                                                  December 11, 2003


* By her signature set forth below, the undersigned, pursuant to duly authorized powers of attorney filed with the Securities and Exchange Commission, has signed this registration statement on behalf of the persons indicated.

       /s/ SUSAN C. HYDE
-----------------------------------
         *Attorney-in-fact
         December 11, 2003

                                 EXHIBIT INDEX


EXHIBIT NO                              EXHIBIT
----------                              -------
    3.1(1)    Articles of Incorporation of CPA(R):16 - Global
    3.2(1)    Bylaws of CPA(R):16 - Global
    4.1(1)    2003 Distribution Reinvestment and Stock Purchase Plan
    5.1(1)    Form of Opinion of Reed Smith LLP as to legality of
              securities issued
    8.1(1)    Form of Opinion of Reed Smith LLP as to certain tax matters
    8.2(1)    Form of Opinion of Reed Smith LLP as to certain ERISA
              matters
   10.1(1)    Form of Selected-Dealer Agreement
   10.2(1)    Form of Escrow Agreement
   10.3(1)    Form of Selected Investment Advisor Agreement
   10.4(1)    Form of Sales Agency Agreement
   10.5(1)    Advisory Agreement
   10.6(1)    Form of Wholesaling Agreement
   21.1(1)    Subsidiaries of the Registrant
   23.1(1)    Consent of PricewaterhouseCoopers LLP
   99.1       Consent of Ibbotson Associates, Inc.


(1) Previously filed.